Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

U.S. Global Jets ETF (JETS)
(the “Fund”)
August 28, 2020
Supplement to the Summary Prospectus,
dated April 30, 2020

Effective beginning with the September 2020 rebalance and reconstitution of the Fund’s underlying index, the section entitled “Principal Investment Strategy – U.S. Global Jets Index” is revised to read as follows:
U.S. Global Jets Index
The Index tracks the performance of Airline Companies across the globe with an emphasis on domestic passenger airlines. The universe of Airline Companies is screened for investibility (e.g., must be listed on a securities exchange), a minimum market capitalization of $100 million, and liquidity (minimum average daily value traded). U.S. Global Investors, Inc., the Fund’s investment adviser (the “Adviser”), generally expects the Index to include 39 Airline Companies. The Index is rebalanced and reconstituted quarterly in March, June, September, and December.
At the time of each reconstitution of the Index, each of the four largest U.S. passenger airline companies, as measured primarily by their market capitalization and, to a lesser extent, their passenger load factor, receives a 10 percent weighting allocation of the Index. Each of the next five largest U.S. or Canadian passenger airline companies receives a 4 percent weighting allocation of the Index.
The remaining Airline Companies meeting the Index criteria are then scored based on multiple fundamental factors. Their score is primarily driven by their cash flow return on invested capital (CFROIC) with additional inputs based on sales per share growth, gross margins, and sales yield. Each of the five U.S. or Canadian companies with the highest composite scores receives a 3 percent weighting allocation of the Index, and each of the 25 non-U.S. companies with the highest composite scores receives a 1 percent weighting allocation of the Index.
The Index was developed by U.S. Global Indices, LLC (the “Index Provider”), a wholly-owned subsidiary of the Adviser, in 2015 in anticipation of the commencement of operations of the Fund and is constructed using an objective, rules-based methodology.
The Index calculation agent is Indxx, LLC, which is not affiliated with the Fund, the Adviser, the Index Provider, or the Fund’s distributor. The Index calculation agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.

Please retain this Supplement with your Summary Prospectus for future reference.

U.S. Global Jets ETF (JETS)
(the “Fund”)

August 28, 2020

Supplement to the Prospectus,
dated April 30, 2020

Effective beginning with the September 2020 rebalance and reconstitution of the Fund’s underlying index, the section entitled “Principal Investment Strategy – U.S. Global Jets Index” on page 1 of the Prospectus is revised to read as follows:
U.S. Global Jets Index
The Index tracks the performance of Airline Companies across the globe with an emphasis on domestic passenger airlines. The universe of Airline Companies is screened for investibility (e.g., must be listed on a securities exchange), a minimum market capitalization of $100 million, and liquidity (minimum average daily value traded). U.S. Global Investors, Inc., the Fund’s investment adviser (the “Adviser”), generally expects the Index to include 39 Airline Companies. The Index is rebalanced and reconstituted quarterly in March, June, September, and December.
At the time of each reconstitution of the Index, each of the four largest U.S. passenger airline companies, as measured primarily by their market capitalization and, to a lesser extent, their passenger load factor, receives a 10 percent weighting allocation of the Index. Each of the next five largest U.S. or Canadian passenger airline companies receives a 4 percent weighting allocation of the Index.
The remaining Airline Companies meeting the Index criteria are then scored based on multiple fundamental factors. Their score is primarily driven by their cash flow return on invested capital (CFROIC) with additional inputs based on sales per share growth, gross margins, and sales yield. Each of the five U.S. or Canadian companies with the highest composite scores receives a 3 percent weighting allocation of the Index, and each of the 25 non-U.S. companies with the highest composite scores receives a 1 percent weighting allocation of the Index.
The Index was developed by U.S. Global Indices, LLC (the “Index Provider”), a wholly-owned subsidiary of the Adviser, in 2015 in anticipation of the commencement of operations of the Fund and is constructed using an objective, rules-based methodology.
The Index calculation agent is Indxx, LLC, which is not affiliated with the Fund, the Adviser, the Index Provider, or the Fund’s distributor. The Index calculation agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.

The last three paragraphs of the section entitled “Additional Information About the Funds – U.S. Global Jets Index” are deleted and replaced with the following:
U.S. Global Jets Index
An Airline Company is excluded from the Index if (i) its common stock is listed solely on a securities exchange in a country that does not allow the transfer of securities “free of payment” (e.g., Brazil, China, India, Russia, South Korea, Taiwan) and (ii) no depositary receipts for such company are listed on a securities exchange in a country other than those listed above.

Please retain this Supplement with your Prospectus for future reference.